UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2011

CHINA MODERN AGRICULTURAL INFORMATION, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-164488	27-2776002
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

No. A09, Wuzhou Sun Town Limin Avenue, Limin Development District Harbin, Heilongjiang, China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 0451-84800733

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

 USE OF CERTAIN TERMS

Except as otherwise indicated by the context, references in this report to “we,” “us,” “our,” “our Company,” or “the Company” are to the combined business of China Modern Agricultural Information, Inc., a Nevada corporation and its consolidated subsidiaries, Value Development Holding, Ltd., Value Development Group Ltd., Harbin Jiasheng Consulting Managerial Co., Ltd., and its variable interest entities, Heilongjiang Zhongxian Information Co., Ltd. and Heilongjiang Xinhua Cattle Industry Co., Ltd., and the subsidiary of Heilongjiang Zhongxian Information Co., Ltd., Shangzhi Yulong Co., Ltd..

In addition, unless the context otherwise requires and for the purposes of this report only

·	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

·	“Jiasheng Consulting” refers to Jiasheng Consulting Managerial Co., Ltd., a PRC company;

·	“Operating Company or Operating Companies” refers to Value Development Holding, Value Development Group, Jiasheng Consulting, and Zhongxian Information.
·	“PRC,” “China,” and “Chinese,” refer to the People’s Republic of China;

· ·	“Renminbi” and “RMB” refer to the legal currency of China; “Shangzhi Yulong” refers to Shangzhi Yulong Co., Ltd., a PRC company;
·	“SEC” refers to the United States Securities and Exchange Commission;

·	“Securities Act” refers to the Securities Act of 1933, as amended;
·	“U.S. dollars,” “dollars” and “$” refer to the legal currency of the United States;

·	“Value Development Holding” refers to Value Development Holding Limited., a British Virgin Islands company;
·	“Value Development Group” refers to Value Development Group Limited, a Hong Kong company;

·	“Xinhua Cattle” refers to Heilongjiang Xinhua Cattle Industry Co., Ltd., a PRC company;
·	“Zhongxian Information” refers to Heilongjiang Zhongxian Information Co., Ltd., a PRC company;

Item 2.02 Results of Operations and Financial Condition

On December 1, 2011, we issued a press release in connection with the completion of Zhongxian Information’s acquisition of 100% of the equity interest of Shangzhi Yulong. In addition to disclosing the completion of that transaction, the press release also contains Shangzhi Yulong’s financial performance for the first quarter ended September 30, 2011 and the fiscal year ended June 30, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward Looking Statements

Information set forth herein contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, which involve a number of risks and uncertainties.  The Company cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information.  Such forward-looking statements include, but are not limited to, statements about each party’s efforts to implement the business combination transaction involving the Company and Shangzhi Yulong, the benefits of the business combination transaction involving the Company and Shangzhi Yulong, including future financial and operating results, the combined company’s plans, objectives, expectations (financial or otherwise) and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; uncertainty of the expected financial performance of the Company following completion of the proposed transaction; the Company’s ability to achieve the cost savings and synergies contemplated by the transaction within the expected time frame; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; and general economic conditions that are less favorable than expected.  Additional information and other risk factors are contained in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site http://www.sec.gov.  The Company disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit
Number	Description

99.1	Press Release issued by China Modern Agricultural Information, Inc., dated December 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MODERN AGRICULTURAL INFORMATION, INC.

Date: December 1, 2011	By:	/s/ Wang Youliang
Wang Youliang
Chief Executive Officer